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                                                                    EXHIBIT 99.2


INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement No. 333-40407 of Heritage Propane Partners, L.P. on Form S-4 of our report dated April 5, 2002 on the consolidated financial statements of Oasis Pipe Line Company and Subsidiaries as of December 31, 2001 and for the years ended December 31, 2001 and 2000 appearing in this Current Report on Form 8-K of Heritage Propane Partners, L.P.


/s/ DELOITTE & TOUCHE LLP

Houston, Texas
December 15, 2003